UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 3, 2003
(Date of earliest event reported)


Nicole Industries, Inc.
(Exact Name of Registrant as Specified in Charter)


Nevada                      000-27001                 33-0843633
(State or Other        (Commission File)          (IRS Employer
Jurisdiction of                                Identification No.)
Incorporation)

51625 Desert Club Dr. Suite 207, La Quinta CA 92253
(Address of Principal Executive Offices)

(760) 219-2776
(Registrants telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last
Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A 2 below)

Written communications? pursuant to Rule 425 under the Securities Act (17 CFR 230 425)

Soliciting material? pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement? communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement? communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



Item 5.02  Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers.

Pursuant to Court Order and Notice of Shareholders Meeting, on December 8, 2003, a meeting of the shareholders of Nicole was held in which Dempsey Mork was elected the sole director of the corporation and was empowered to take whatever measures necessary to recover Nicole's assets.

Following the above shareholders meeting, the Board of Directors held at meeting at which Dempsey K. Mork was appointed as the President, Secretary, Treasurer and CEO of Nicole.

Item 8.01 Other Events.

On October 9, 2003, the Superior Court of California,
County of Riverside, entered a judgement against Nicole
Industries, Inc. on behalf of Plaintiff Dempsey Mork.

The Judgement held:

1.	Dempsey Mork shall call a special meeting of the
Nicole shareholders by a 20 day written notice mailed to all shareholders, as required by Nevada law, to be held at Nicole's office at 83888 Ave. 51, Coachella CA, within 60 days for purposes of electing directors and any other lawful purpose.
Only shareholders presenting valid share certificates of Nicole common stock will be allowed to vote;

2.	A Permanent Injunction enjoining and restraining
Nicole's current officers and directors, and their agents, representatives, servants, and employees, and all of those acting in concert with them, from engaging in, performing, directly or indirectly, and of the following acts:

A.	Diverting and using any of the assets, income
or issues, and/or profits emanating from the Aluko Co. Ltd. shares or any portion thereof, including and profits due or hereafter due that become due under any purchase agreement; and

B.	Transferring, concealing, destroying, defacing,
or altering any of the instruments, documents, ledger cards, books, records, printouts, or other writings relating to the assets of Nicole, or any portion thereof, until such time as a shareholders meeting has been held, new directors have been elected, and all filings, as required by the Securities and Exchange
Commission, have been duly filed;

3.	Confirmation of the following prior activities of
Nicole:

A.	Nicole acquired the controlling interest in
Aluko Co. Ltd and continued to own that
interest through the date of this order;
B.	That Nicole's sole asset is the controlling
shares of Aluko Co. Ltd. under Nevada and
California law, the officers and directors of a
corporation cannot transfer the substantial
majority of a companies assets without
shareholders approval.  Because there has been
no meeting of Nicole shareholders since Nicole
acquired the controlling shares of Aluko Co.
Ltd, Nicole is still the owner of the
controlling shares of Aluko Co. Ltd.
C.	That any transfer of Nicole stock in Aluko Co.
Ltd. is void and has no force or effect and that ownership of the Aluko Co. Ltd shares remain the property of Nicole because only the shareholders of Nicole can authorize the sale of the majority of Nicole assets.

4.	Jurisdiction will be retained by this court over the
parties until after a special shareholders meeting has been held, new directors have been elected, and Nicole is in compliance with all filing requirements of the Securities and Exchange Commissions.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		Nicole Industries, Inc.



		By:/s/Dempsey Mork
		Name:	Dempsey K. Mork
		Title:  	President, CEO



Date: November 2, 2005